EXHIBIT 99.3

AMENDED AND RESTATED SHARE REPURCHASE PROGRAM

The Board of Directors (the “Board”) of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), has adopted this Amended and Restated Share Repurchase Program (this “Repurchase Program”) to permit and authorize the Company to repurchase shares of its common stock, par value $0.001 per share (the “Shares”), upon the death of any beneficial owner (the “Owner”) of Shares, subject to the terms, conditions and limitations set forth herein.  The effective date of this Repurchase Program is April 11, 2011 (the “Effective Date”).

1.

Repurchase Price. The Company is authorized to repurchase Shares from a Requesting Party (as hereinafter defined), at a price per Share equal to 90.0% of the most recently disclosed estimated per Share value, as determined by the Board, the Company’s business manager or another firm that the Company has chosen for that purpose; provided, however, that if the Company has sold properties or other assets and has made one or more special distributions to stockholders, designated as such by the Board, of all or a portion of the net proceeds from the sales, the price per Share shall be reduced by the amount of net sale proceeds per Share that constitute a return of capital distributed to stockholders.

2.

Ownership Requirements.

(a)

Ownership.  This Repurchase Program is available in the event that the Owner was a natural person, but shall include Shares held by that Owner through a trust, or an IRA or other retirement or profit-sharing plan.  The Repurchase Program shall not be available to partnerships, corporations or other similar entities.

(b)

No Encumbrances.  All Shares requested to be repurchased under this Repurchase Program must, in addition to satisfying the other provisions of this Repurchase Program, be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer, except for restrictions on transfer imposed by the Company to ensure its ability to continue to qualify as a real estate investment trust.  Except as otherwise provided herein, if the Company determines that a lien or other encumbrance or restriction exists against the Shares, the Company shall have no obligation to repurchase, and shall not repurchase, any of the Shares subject to the lien or other encumbrance or restriction.

3.

Funding and Repurchase Limitations.

(a)

Funding Limitation.  The funds available for repurchasing Shares under this Repurchase Program shall be limited to those operating funds that the Board, in its sole discretion, reserves for this purpose (the “Program Funds”).  The Board may, in its sole discretion, increase or decrease the amount of Program Funds; provided that the Company shall send stockholders notice of the change at least thirty (30) calendar days prior to the effective date of the change.  Notwithstanding anything to the contrary herein, if, during any calendar quarter, the aggregate amount of Program Funds exceeds the aggregate amount needed to repurchase all Shares for which repurchase requests have been received by the Company, the Company may, but shall not be obligated to, carry over the excess amount of Program Funds to a subsequent calendar quarter(s) for use in addition to the amount of Program Funds otherwise available for repurchases during that subsequent calendar quarter(s).

(b)

Repurchase Limitation.  Notwithstanding anything to the contrary herein, at no time during any consecutive twelve (12) calendar month period shall the aggregate number of Shares repurchased by the Company under this Repurchase Program exceed five percent (5.0%) of the number of issued and outstanding Shares at the beginning of the twelve (12) calendar month period (the “5.0% Limit”).

(c)

Order of Repurchase.  The Company cannot guarantee that it will be able to repurchase all Shares for which repurchase requests are received.  In any calendar quarter, if the amount of Program Funds is not sufficient to fund the repurchase of all Shares for which repurchase requests have been submitted or if the number of Shares accepted for repurchase would cause the Company to exceed the 5.0% Limit, the Company shall, to the extent it decides to repurchase Shares, repurchase Shares in chronological order, based upon the Owner’s date of death (the “Date of Death”); provided, however, that if more than one Requesting Party is requesting the repurchase of Shares based on the same Date of Death (“Concurrent Requesting Parties”), the Company shall repurchase Shares on a pro rata basis only among those Concurrent Requesting Parties.  Any Shares that are not repurchased by the Company in a particular calendar quarter as a result of the Company not having sufficient Program Funds to fund the repurchase of all Shares for which repurchase requests have been submitted having satisfied the 5.0% Limit, shall be included with all other Shares for which the Company has received repurchase requests in the next calendar quarter in which Program Funds are available for repurchase, and shall be repurchased in the manner provided for in the preceding sentence, subject to the Requesting Party’s right to withdraw the Shares, as provided in Section 4(e); provided, that in the event that the Company repurchased more than one but less than all of the Shares submitted by a Requesting Party in a particular calendar quarter as a result of the Company not having sufficient Program Funds to fund the repurchase of all Shares for which repurchase requests have been submitted or having satisfied the 5.0% Limit, the Company shall repurchase the remainder of the Shares submitted for repurchase by that Requesting Party in the immediately following calendar quarter, or quarters, ahead of any requests submitted during that following calendar quarter or quarters, assuming that the 5.0% Limit is not exceeded and Program Funds are available for repurchase.  In the event a Requesting Party wishes to withdraw a repurchase request in the following calendar quarter, it must provide the Company with a written request of withdrawal pursuant to Section 4(e).

4.

Procedures for Repurchase.

(a)

Requesting Parties.  Any of the following parties may request that the Company repurchase Shares by submitting a repurchase request pursuant to the terms of Section 4(b), upon the death of the Owner:  (A) the estate of the Owner; (B) the recipient of the Shares through bequest or inheritance, even where the recipient has registered the Shares in his or her own name; or (C) in the case of the death of a settlor of a trust, the beneficiary of the trust, even where the beneficiary has registered the Shares in his or her own name.  Collectively, these parties are referred to herein as the “Requesting Parties,” and, individually, each is referred to as a “Requesting Party.”  If persons are joint registered holders of Shares, the request to repurchase the Shares may be made if either of the registered holders dies.

(b)

Repurchase Request.  The Requesting Party shall request that the Company repurchase the Shares by submitting a repurchase request, in the form provided by the Company, to the Company’s transfer agent, DST Systems, Inc., or any successor entity (“DST”), at the address provided on the form.  The repurchase request must state the names of the Owner and the Repurchasing Party, the Date of Death and the number of Shares requested to be repurchased.  The Requesting Party also must include, with the repurchase request, evidence of the death of the Owner (which includes Date of Death).  To be effective in a particular calendar quarter, DST must receive a repurchase request at least five (5) business days prior to the Repurchase Date (as defined below).

(c)

Timeliness of Repurchase Request.  With respect to all repurchase requests based on a Date of Death occurring on or after the Effective Date, DST shall only accept a request if it receives the request within one calendar year after the Date of Death.  With respect to all repurchase requests based on a Date of Death occurring on or after January 1, 2009 and prior to the Effective Date, DST shall accept any request that it receives on or before April 11, 2012, so long as the request otherwise satisfies the requirements of this Repurchase Program.  So long as DST receives a repurchase request within the time periods set forth in this Section 4(c), the request will not be deemed untimely as a result of the Shares not having been repurchased by the Company within those periods.

(d)

Date of Repurchase.  The Company shall repurchase Shares accepted for repurchase under this Repurchase Program on the day that is five business days prior to the end of each calendar quarter (the “Repurchase Date”).  Commencing on the Repurchase Date, any Shares accepted for repurchase shall no longer be deemed outstanding and will no longer be eligible to receive distributions. Within five (5) business days of the Repurchase Date, the Company shall send to the Requesting Party all cash proceeds resulting from the repurchase of the Shares.

(e)

Withdrawal of Repurchase Request.  Any Requesting Party wishing to withdraw a repurchase request shall provide the Company with a written request of withdrawal at least five (5) business days prior to the Repurchase Date.

(f)

Ineffective Withdrawal.  In the event the Company receives a written notice of withdrawal, as described in Section 4(e), from a Requesting Party less than five (5) business days prior to the Repurchase Date, the notice of withdrawal shall not be effective with respect to the Shares repurchased, but shall be effective with respect to any of the Shares not repurchased.  The Company shall provide the Requesting Party prompt written notice of the ineffectiveness or partial ineffectiveness of the written notice of withdrawal.

5.

Treatment of Repurchased Shares.  All Shares repurchased by the Company pursuant to this Repurchase Program shall be canceled and shall have the status of authorized but unissued shares.

6.

Termination of Repurchase Program.  This Repurchase Program shall be suspended or terminated, as the case may be, and the Company shall not accept Shares for repurchase upon the occurrence of any of the following:

(a)

This Repurchase Program shall immediately terminate, without further action by the Board or any notice to the Company’s stockholders, on the date the Shares are approved for listing on any national securities exchange.

(b)

Subject to complying with the notice provisions set forth in Section 8(a) below, this Repurchase Program may be suspended, in whole or in part, or terminated in the event the Board determines that it is in the best interests of the Company to suspend or terminate the Repurchase Program.

7.

Amendment; Rejection of Requests.  Notwithstanding anything to the contrary herein, this Repurchase Program may be amended for any reason, in whole or in part, by the Board, in its sole discretion, at any time or from time to time.  Further, the Board reserves the right in its sole discretion at any time and from time to time to reject any requests for repurchases.

8.

Miscellaneous.

(a)

Notice.  In the event of any amendment, suspension or termination of this Repurchase Program pursuant to Section 6(b) or Section 7 hereof, as the case may be, the Company shall provide written notice to its stockholders at least thirty calendar (30) days prior to the effective date of the amendment, suspension or termination.  In addition, the Company shall disclose the amendment, suspension or termination in a report filed by the Company with the Securities and Exchange Commission on either Form 8-K, Form 10-Q or Form 10-K, or any successor forms, as appropriate.

(b)

Liability.  Subject to the limitations contained in the Company’s articles of incorporation, as amended, neither the Company nor DST shall have any liability to any Requesting Party for the value of the Shares presented for repurchase, the repurchase price of the Shares or for any damages resulting from the presentation of Shares for repurchase or the repurchase of Shares under this Repurchase Program or from the Company’s determination not to repurchase Shares under the Repurchase Program, except as a result of the Company’s or DST’s negligence, misconduct or violation of applicable law; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights or claims that a Requesting Party may have under federal or state securities laws.

(c)

Taxes.  The Requesting Party shall have sole responsibility and liability for the payment of all taxes, assessments and other applicable obligations resulting from the repurchase of Shares pursuant to this Repurchase Program and neither the Company nor DST shall have any such responsibility or liability.

(d)

Administration and Costs.  DST shall perform all recordkeeping and other administrative functions involved in operating and maintaining the Repurchase Program.  The Company shall bear all costs involved in organizing, administering and maintaining the Repurchase Program.  No fees will be paid to the Company’s sponsor, its business manager, its directors or any of their affiliates in connection with the repurchase of shares by the Company pursuant to this Repurchase Program.